Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Fax: +1 212 937 8298 www.deloitte.com

Affirm, Inc.

650 California Street

San Francisco, California 94108

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Affirm Revolving Master Trust, Series 2025-1. Affirm, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Barclays Capital Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 7, 2025, at the instruction of the Company, we accessed the “Company Website” (https://services.intralinks.com) and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business December 11, 2024, with respect to 2,237,398 unsecured consumer loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 650 unsecured consumer loans (the “Initial Sample Loans”) from the Initial Statistical Loan File.

Further, January 28, 2025, at the instruction of the Company, we accessed the Company Website and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 17, 2025, with respect to 3,320,072 unsecured consumer loans (the “Subsequent Statistical Loan File”). At the Company’s instruction, we randomly selected 650 unsecured consumer loans (the “Subsequent Sample Loans”) from the Subsequent Statistical Loan File. The Initial Sample Loans and Subsequent Sample loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. Loan ID (for informational purposes only) 2. State 3. Original principal balance 4. Annual percentage rate 5. Scheduled payment 6. Original loan term (months) 7. Credit score 8. Parent merchant ID	9. Current principal balance 10. Origination date 11. Maturity date 12. Remaining term 13. Loan grade 14. Status 15. Seasoning

We compared Characteristics 2. through 6. to the corresponding information set forth on the related “Loan Confirmation.”

We compared Characteristic 7. to the corresponding information set forth on the related “Credit Score Disclosure.”

We compared Characteristics 8. through 15. to the corresponding information set forth on queries from the Company’s servicing system as of December 11, 2024 and January 15, 2025 (collectively, the “Servicing System Query”), delivered by the Company on January 9, 2025 and January 29, 2025.

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the “Loan Agreement” indicated the borrower “signed electronically.”

For the purposes of such comparisons and at your instruction:

•

with respect to Characteristic 4., differences of (i) 0.400% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant ID of “0TLBS8N0GWWC8APS,” as set forth on the Servicing System Query and (ii) 0.125% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant ID other than “0TLBS8N0GWWC8APS,” as set forth on the Servicing System Query; and

•

with respect to our comparison of Characteristic 7., for the Sample Loans indicated in Appendix A, we were unable to ascertain the credit score from the Credit Score Disclosure. For these Sample Loans, we were instructed to perform an additional procedure and compare the credit score set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, to the corresponding information set forth on the “Credit Report.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File or Subsequent Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 7, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 7, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Loans:

5LB1-KHQB
DU2Q-YQLM
YMBT-TUZ6
2BHO-CRXX
XTWW-F2G4

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 7, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Five differences in original principal balance.
2	Two differences in annual percentage rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 7, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Initial Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	G1DF-ZZMA	Original principal balance	$104.14	$117.00
1	H5Q9-QQDA	Original principal balance	$108.15	$109.00
1	RSRI-TL32	Original principal balance	$260.20	$300.00
1	ZULY-70NK	Original principal balance	$133.81	$137.00
2	BALK-LF29	Annual percentage rate	33.10%	33.30%

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Subsequent Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	MCL1-ALKR	Original principal balance	$133.69	$200.00
2	6SQ4-P3GM	Annual percentage rate	30.81%	31.31%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.